Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Ted A. Gardner
Ted A. Gardner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Anthony W. Hall, Jr.
Anthony W. Hall, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Gary Hultquist
Gary Hultquist

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Deborah A. Macdonald
Deborah A. Macdonald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Michael J. Miller
Michael J. Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Michael C. Morgan
Michael C. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Arthur C. Reichstetter
Arthur C. Reichstetter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Fayez Sarofim
Fayez Sarofim

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ C. Park Shaper
C. Park Shaper

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ William A. Smith
William A. Smith

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Joel V. Staff
Joel V. Staff

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Robert F. Vagt
Robert F. Vagt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of October, 2015.

/s/ Perry M. Waughtal
Perry M. Waughtal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Trans Mountain Pipeline (Puget Sound) LLC, constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of October, 2015.

/s/ Hugh Hardin
Hugh Hardin